FINANCING RECEIVABLES, NET - Financing receivables by due date (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
FINANCING RECEIVABLES, NET
Due in 0-12 months	¥ 4,070,952	¥ 5,464,966
Due in 13-24 months	621,957	1,149,155
Due in 25-36 months	92,075	193,556
Due thereafter	49	29
Total financing receivables	¥ 4,785,033	¥ 6,807,706